UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2009

Kohlberg Capital Corporation
(Exact name of registrant as specified in its charter)

Delaware	814-00735	20-5951150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

295 MADISON AVENUE NEW YORK, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (212) 455-8300

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(c) This Amendment No. 1 to Current Report on Form 8-K is filed solely to add as an exhibit correspondence received by the registrant on December 23, 2009 from the registrant's independent public accountants regarding disclosure made under Item 4.02 of the registrant's initial Form 8-K filed with the SEC on December 15, 2009.  Other than with respect to clause (c) of Item 4.02, the disclosure contained in the initial Form 8-K remains unchanged as of the date of initial filing.

A copy of the letter to the SEC from the registrant's independent public accountants is attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.2	Letter dated December 23, 2009 from Deloitte & Touche LLP to the US Securities and Exchange Commission

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

Kohlberg Capital Corporation (Registrant)

December 24, 2009 (Date)	/s/ Michael I. Wirth Michael I. Wirth Chief Financial Officer

Exhibit Index to Amendment No. 1 to Current Report on Form 8-K

Exhibit No.	Document

99.2	Letter dated December 23, 2009 from Deloitte & Touche LLP to the US Securities and Exchange Commission